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                                                                    EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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We consent to the inclusion in this registration statement on Form S-8, under caption "Experts", the reference to our report dated March 17, 2000 with respect to the Financial Statements of Kaire Holdings Incorporated, for the year ended December 31, 1999.


/s/ Berg & Company
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Berg & Company
March 26, 2001
San Francisco, California